Exhibit 99.2

Fourth Quarter 2019 Earnings Presentation February 19, 2020 Stephen I. Chazen – Chairman, President & CEO Christopher Stavros – Executive Vice President & CFO Brian Corales – Vice President, Investor Relations

Disclaimer 2 FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) financial and production guidance, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput, and certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, Magnolia’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions, failure to realize expected value creation from property acquisitions, and the defects and limited control over non-operated properties. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Magnolia's operations and projections can be found in its filings with the Securities and Exchange Commission (the "SEC"), its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 27, 2019. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including free cash flow, EBITDAX, adjusted EBITDAX, adjusted operating margin, adjusted net income and adjusted earnings. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Magnolia excludes certain items from net income in arriving at adjusted operating margin, adjusted net income and adjusted earnings because these amounts can vary substantially from company to company within its industry depending upon accounting methods, book values of assets and the method by which the assets were acquired. Adjusted EBITDAX, adjusted operating margin, adjusted net income and adjusted earnings should not be considered as alternatives to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from adjusted EBITDAX, adjusted operating margin, adjusted net income and adjusted earnings are significant components in understanding and assessing a company’s financial performance, and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted operating margin, adjusted EBITDAX and adjusted net income may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As liquidity measures, management believes free cash flow and cash flows from operations before changes in operating assets and liabilities are useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of free cash flow, adjusted operating margin per boe, adjusted net income, and adjusted EBITDAX may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 14, an adjusted operating margin per boe reconciliation is shown on page 8 of the presentation, an adjusted EBITDAX reconciliation is shown on page 15 of the presentation, adjusted net Income reconciliation is shown on page 16 and adjusted earnings reconciliation is shown on page 17. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Magnolia Oil & Gas – 2019 Highlights 3 • Total D&C capital for 2019 was 60% of our EBITDAX and in line with our business model prioritizing free cash flow generation • Generated $647.6 million net cash flow from operating activities and $223 million of free cash flow during 2019 • Exited 2019 with total production growth of 10% compared to prior year levels • Completed $136 million of bolt-on oil and gas property acquisitions, including 5,200 net acres (~30% increase) supplementing our existing core position in the Karnes County area • Repurchased 7 million MGY shares for $79.4 million • Increased our cash position to $183 million from $136 million in the prior year, without incurring additional debt • Completed the exchange of all our outstanding public warrants, which simplified our capital structure • Further de-risked the Giddings Field asset through our appraisal and exploration program, improving our confidence and positioning us to increase activity later this year • Replaced 142% of our production by adding 34.7 MMboe of total proved developed reserves, the vast majority of which were organic

Magnolia Oil & Gas – Q4 2019 Key Metrics 4 Net Income, Earnings and EPS (GAAP) (1) Total Production 68.3 Mboe/d (52% oil) ~10% YOY Growth Adj. Net Income, Adj. EPS and TSO (2)(3) $12.5 Million Adjusted EPS $0.05 253.1 Million Shares Adjusted EBITDAX (2) $170.8 Million D&C Capex $72.2 Million (42% of Adjusted EBITDAX) $13.6 Million $8.1 Million $0.05 Per Share CFO and Free Cash Flow (2) $159.0 Million $92.7 Million (1) Earnings is attributed to Class A Common Stock only. (2) Free cash flow, Adjusted EBITDAX, Adjusted net income, Adjusted EPS and are non-GAAP measures. For a reconciliation to the most directly comparable GAAP measure see pages 14, 15, 16 and 17. (3) Total shares outstanding as of December 31, 2019.

Q4 2019 Cash Flow Summary 164 163 4 70 70 183 $0 $50 $100 $150 $200 $250 $300 $350 Cash 9/30/19 Cash Flow from Operations Changes in Working Capital Common Stock Repurchases D&C and Facilities Capital Cash 12/31/19 (1) (2) 5 ($ In Millions) (1) Cash flow from operations before changes in working capital. (2) Comprised of $69 million Class B Common Stock repurchases outside of share repurchase program and approximately $0.6 million of Class A Common Stock repurchases as part of the share repurchase program.

155.8 171.3 91.8 85.8 7.3 9.2 (7.0) 247.6 257.1 0.0 50.0 100.0 150.0 200.0 250.0 300.0 Beginning Share Count Acquisitions Warrant Conversion Shares Repurchased 12/31/2019 Share Count Class A Shares Class B Shares (1) (1) (2) Total Share Count Since Inception (MM Shares) • A summary of Magnolia’s overall share count is shown in the graph below: ‒ Since the company’s inception, we have repurchased 7 million shares, including 6 million Class B and 1 million Class A shares ‒ Shares repurchased to date have roughly offset the shares issued for acquisitions • The Class A Share breakdown is shown in the pie chart to the right: ‒ 71% of the Class A shares are in the public float (~123 million shares) (1) • The Class B shares (which are not publicly traded) are essentially the same to Class A shares in terms of voting rights and economic value Magnolia Oil & Gas Share Count Summary Class A Share Breakdown (171.3 MM Shares) (1) 6 (1) Included in the Class A share count are 4 million contingent shares which are expected to be issued to EnerVest (2 million shares in 2021 and 2 million shares in 2022). (2) Share count after close and final settlement of EnerVest Business Combination and issuance of earnout shares.

Magnolia Oil & Gas – Summary Balance Sheet 7 (in thousands) December 31, 2019 December 31, 2018 Cash $182,633 $135,758 Current assets 110,585 156,601 Property, plant and equipment, net 3,116,757 3,073,204 Other assets 56,431 67,960 Total assets $3,466,406 $3,433,523 Current liabilities $175,208 $197,361 Long-term debt, net 389,835 388,635 Other long-term liabilities 172,834 139,572 Total stockholders' equity 2,728,529 2,707,955 Total liabilities and equity $3,466,406 $3,433,523

Magnolia Oil & Gas – Margins 8 (1) General & administrative expense excludes non-cash stock based compensation of $2.7 million, $1.9 million, and $11.1 million, or $0.43 per Boe, $0.32 per Boe, and $0.45 per Boe, for the quarter ended December 31, 2019, the quarter ended December 31, 2018, and the year ended December 31, 2019, respectively. (2) Adjusted Operating Margin and Total Cash Operating Costs are non-GAAP measures. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” $ / Boe, unless otherwise noted For the Quarter Ended December 31, 2019 For the Quarter Ended December 31, 2018 For the Year Ended December 31, 2019 Revenue $36.54 $44.75 $38.38 Less: Lease Operating Expenses (3.66) (3.46) (3.85) Less: Gathering, Transportation & Processing (1.42) (1.60) (1.43) Less: Taxes Other Than Income (2.05) (2.42) (2.20) Less: Exploration Expense (0.43) (0.12) (0.52) Less: General & Administrative Expense (1) (2.24) (2.93) (2.40) Less: Transaction Related Expense -(0.39) (0.02) Total Cash Operating Costs (2) (9.80) (10.92) (10.42) Cash Operating Margin $26.74 $33.83 $27.96 Margin % 73% 76% 73% Less: Asset Retirement Obligations Accretion (0.23) (0.22) (0.23) Less: Depreciation, Depletion, and Amortization (21.89) (19.65) (21.47) Less: Amortization on Intangible Assets (0.58) (0.64) (0.59) Less: Non-cash stock based compensation (0.43) (0.32) (0.45) Total non-cash expenses (23.13) (20.83) (22.74) Operating Margin $3.61 $13.00 $5.22 Margin % 10% 29% 14% Add: Transaction Related Expense - 0.39 0.02 Adjusted Operating Margin (2) $3.61 $13.39 $5.24 Margin % 10% 30% 14%

2019 Proved Reserves & Costs Incurred 9 ($ in thousands) For the Year Ended December 31, 2019 Costs incurred: Proved property acquisition costs $106,489 Unproved properties acquistions costs 29,208 Total acquisition costs $135,697 Exploration and development costs 441,482 Total costs incurred $577,179 Capital expenditures: Drilling and completion costs $416,353 Leasehold acquisition costs 10,003 Total capital spending (accrual basis) $426,356 Proved property acquisition costs and D&C capital $522,842 Proved developed reserves: (MMboe) December 31, 2018 76.5 December 31, 2019 86.8 Increase in proved developed reserves 10.3 Production 24.4 Increase in proved developed reserves plus production 34.7

2019 Cash Flow Summary 136 658 11 79 86 435 183 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 Cash 1/1/2019 Cash Flow From Operations Changes in Working Capital Common Stock Repurchases Acquisitions D&C and Facilities Capital Cash 12/31/19 10 (1) (2) (3) (1) Cash flow from operations before changes in working capital. (2) Comprised of $69 million Class B Common Stock repurchases outside of share repurchase program and $10.3 million of Class A Common Stock repurchases as part of the share repurchase program. (3) Acquisitions include leasehold acquisitions and are net of partner contributions ($ In Millions)

11 Karnes Net Acreage Additions Since Inception Magnolia has added ~7,600 net acres to its Karnes position since inception and 5,200 net acres during 2019. Achieving Key Objectives Through Steady Growth Production Growth (1) Inception production is based on Q3 2018 Successor Period which is July 31, 2018 through September 30, 2018. (1)

Appendix

Magnolia Oil & Gas – Overview

- High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple
- Significant scale and PDP base generates material free cash flow, reduces development risk and increases optionality
- **Asset Overview:**
  - ~22,100 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading breakevens
  - ~430,000 net acres in the Giddings Field, a re-emerging oil play with significant upside and what we believe to be substantial inventory
  - Both assets expected to remain self funding and within cash flow

Market Statistics	
Trading Symbol (NYSE)	MGY
Share Price as of 2/18/2019	$9.18
Common Shares Outstanding [(1)]	253.1 million
Market Capitalization	$2.3 billion
Long-term Debt - Principal	$400 million
Total Enterprise Value	$2.5 billion

Operating Statistics	Karnes	Giddings	Total
Net Acreage	22,088	428,766	450,854
2019 Net Production (Mboe/d) [(2)]	44.6	22.2	66.8

~450,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S.



Giddings Field
Karnes County
Peak per 1,000' (Boe)
1st Quintile (526 - 1,911)
2nd Quintile (300 - 525)
3rd Quintile (177 - 299)
4th Quintile (94 - 177)
5th Quintile (< 94)
Legacy
Bell
Walker
Bastrop
Austin
Harris
Bexar
Uvalde
Medina
Wilson
Karnes
Calhoun
0 5 10 20 30 40 50 Miles

Source: IHS Performance Evaluator.

Industry Leading Breakevens ($/Bbl WTI)



$28
Karnes Austin Chalk
$32
Karnes Lower Eagle Ford
$34
Midland
$35
Delaware
$38
DJ Basin
$39
Eagle Ford
$39
STACK
$45
Bakken

Source: RSEG.

(1) Common Stock outstanding includes Class A and Class B Stock.
(2) Giddings Includes "other" production not located in the Giddings Field.

13

Reconciliation of Free Cash Flow 14 (1) Free cash flow is a non-GAAP measure. For reasons management believes these are useful to Investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) Free Cash Flow Reconciliation For the Quarter Ended December 31, 2019 For the Quarter Ended December 31, 2018 For the Year Ended December 31, 2019 Net Cash provided by operating activities $159,007 $218,168 $647,619 Changes in operating assets and liabilities 3,870 (32,081) 10,343 Cash flows from operations before changes in operatings assets and liabilities $162,877 $186,087 $657,962 Additions to oil and natural gas properties (70,176) (107,895) (435,035) Free Cash Flow (1) $92,701 $78,192 $222,927

Reconciliation of Net Income to Adjusted EBITDAX 15 (1) Includes net income attributable to noncontrolling interest. (2) Transaction costs incurred related to the execution of our business combination with EnerVest, Ltd. and its affiliates and the Harvest acquisition, including legal fees, advisory fees, consulting fees, accounting fees, employee placement fees, and other transaction and facilitation costs. (3) EBITDAX and Adjusted EBITDAX are non-GAAP measures. For reasons management believes these are useful to Investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) Adjusted EBITDAX reconciliation to net income: For the Quarter Ended December 31, 2019 For the Quarter Ended December 31, 2018 For the Year Ended December 31, 2019 Net income (1) $13,631 $57,808 $85,005 Exploration expense 2,724 661 12,741 Asset retirement obligation accretion 1,416 1,276 5,512 Depreciation, depletion and amortization 137,629 111,989 523,572 Amortization of intangible assets 3,626 3,626 14,505 Interest expense 6,745 7,494 28,356 Income tax expense 2,311 7,918 14,760 EBITDAX (3) $168,082 $190,772 $684,451 Non-cash stock based compensation expense $2,713 $1,851 $11,089 Transaction related costs (2) - 2,241 438 Adjusted EBITDAX (3) $170,795 $194,864 $695,978

Adjusted Net Income Reconciliation 16 (1) Includes net income attributable to noncontrolling interest. (2) Represents corporate income taxes at an assumed effective tax rate of 22% for the quarter ended December 31, 2019, 19% for the quarter ended for the quarter ended December 31, 2018, and 22% for the year ended December 31, 2019, applied to adjusted income before income taxes. (3) Adjusted Net Income is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measure.” (4) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. (in thousands) Adjusted Net Income For the Quarter Ended December 31, 2019 For the Quarter Ended December 31, 2018 For the Year Ended December 31, 2019 Net income(1) $13,631 $57,808 $85,005 Transaction costs - $2,241 $438 Income tax expense $2,311 $7,918 $14,760 Adjusted income before taxes 15,942 67,967 100,203 Adjusted income tax expense (2) (3,475) (12,890) (22,116) Adjusted net income (3) $12,467 $55,077 $78,087 (in thousands) Total Share Count For the Quarter Ended December 31, 2019 For the Quarter Ended December 31, 2018 For the Year Ended December 31, 2019 Diluted weighted average of Class A Common Stock outstanding during the period 171,647 158,998 167,047 Weighted average shares of Class B Common Stock outstanding during the period (4) 90,942 93,189 91,951 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities (4) 262,589 252,187 258,998

Adjusted Earnings Reconciliation 17 (1) Adjusted earnings is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) For the Quarter Ended December 31, 2019 Per Share Diluted EPS For the Quarter Ended December 31, 2018 Per Share Diluted EPS For the Year Ended December 31, 2019 Per Share Diluted EPS Net income attributable to Class A Common Stock $8,115 $0.05 $32,921 $0.21 $47,433 $0.28 Adjustments for certain items affecting comparability (1) Non-cash deemed dividend ---- 2,763 0.02 Transaction costs -- 2,241 0.01 438 - Change in estimated income tax --(471) -(92) - Adjusted earnings $8,115 $0.05 $34,691 $0.22 $50,542 $0.30

Magnolia Oil & Gas – Operating Highlights 18 (1) Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively. For the Quarter Ended December 31, 2019 For the Quarter Ended December 31, 2018 For the Year Ended December 31, 2019 Production: Oil (MBbls) 3,251 3,054 12,867 Natural Gas (MMcf) 10,689 8,795 41,272 NGLs (MBbls) 1,254 1,179 4,643 Total (Mboe) 6,287 5,699 24,389 Average Daily Production: Oil (Bbls/d) 35,337 33,196 35,252 Natural Gas (Mcf/d) 116,185 95,598 113,074 NGLs (Bbls/d) 13,630 12,815 12,721 Total (Mboe) 68,331 61,944 66,819 Revenues (in thousands): Oil Sales $187,972 $198,891 $771,981 Natural Gas Sales 22,537 29,565 93,745 NGL Sales 19,200 26,599 70,416 Total Revenues $229,709 $255,055 $936,142 Average Sales Price: Oil (per Bbl) $57.82 $65.12 $60.00 Natural Gas (per Mcf) 2.11 3.36 2.27 NGL (per Bbl) 15.31 22.56 15.17 Total (per Boe) $36.54 $44.75 $38.38 NYMEX WTI ($/Bbl) $56.96 $59.08 $57.04 NYMEX Henry Hub($/Mcf) 2.50 3.64 2.63 Realization to benchmark (1): Oil (per Bbl) 102% 110% 105% Natural Gas (per Mcf) 84% 92% 86%

Magnolia Oil & Gas – Production Results 19 Combined Karnes Giddings & Other Combined Karnes Giddings & Other Three Months Ended December 31, 2019 Three Months Ended December 31, 2018 Production: Oil (MBbls) 3,251 2,740 511 3,054 2,564 490 Natural Gas (MMcf) 10,690 4,207 6,483 8,795 3,788 5,007 NGLs (MBbls) 1,254 692 562 1,179 606 573 Total (Mboe) 6,287 4,133 2,154 5,699 3,801 1,898 Average Daily Production Volume: Oil (MBbls/d) 35.3 29.8 5.5 33.2 27.9 5.3 Natural Gas (MMcf/d) 116.2 45.7 70.5 95.6 41.2 54.4 NGLs (MBbls/d) 13.6 7.5 6.1 12.8 6.6 6.2 Total (MBoe/d) 68.3 44.9 23.4 61.9 41.3 20.6

Cash Flow Summary from Inception 116 979 5 28 79 233 577 183 $0 $200 $400 $600 $800 $1,000 $1,200 Opening cash after transaction Cash flow from operations after transaction costs incurred during close Changes in Working Capital Other Common Stock Repurchases Acquisitions D&C and Facilities Capital Cash 12/31/19 (1) (2) (3) (4) 59% of OCF 58% Increase 20 (1) Represents cash remaining after cash held in Trust ($656 MM) and proceeds from debt ($400 MM) and equity ($355 MM) issuances were used to pay for the EnerVest acquisition ($1.2 Bn), deferred underwriting comp ($23 MM), debt issuance costs ($23 MM), repayment of the Sponsor Loan ($1 MM), and transaction costs ($31 MM) on 7/31. (2) Includes payment to settle Giddings earnout ($26MM) and other financing activities, offset by cash received in final settlement of EnerVest Acquisition. (3) Comprised of $69 million Class B Common Stock repurchases outside of the share repurchase program and ~$0.6 million of Class A Common Stock repurchases as part of the repurchase program. (4) Acquisitions include leasehold acquisitions and are net of partner contributions. ($ In Millions)